Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter and Year Ended December 31, 2019

–  Originated or Acquired a Record $4.2 Billion of Assets ($10.8 Billion in 2019), Including a Record $2.2 Billion in Commercial Lending ($5.5 Billion in 2019) –

–  Completed Sale of Owned Ireland Property Portfolio –

–  Enhanced Capital Structure with $1.8 Billion of New and Expanded Credit Facilities –

–  Completed Refinancings of two Property Portfolios –

–  Declares Dividend of $0.48 per share for the First Quarter of 2020 –

GREENWICH, Conn., February 25, 2020 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter and year ended December 31, 2019.  The Company’s fourth quarter 2019 GAAP net income was $171.9 million, or $0.60 per diluted share, and Core Earnings (a non-GAAP financial measure) was $139.5 million, or $0.47 per diluted share.  These amounts include a gain on sale of the Company’s Ireland property portfolio of $119.7 million and $60.1 million for GAAP and Core Earnings, respectively, or $0.41 and $0.20 per diluted share, respectively, and a GAAP and Core loss of $71.9 million and $70.6 million, respectively, resulting from the impairment of the Company’s interest in a regional mall portfolio, or $0.25 and $0.24 per diluted share, respectively.

The Company’s full year 2019 GAAP net income was $509.7 million, or $1.79 per diluted share, and Core Earnings was $528.9 million, or $1.80 per diluted share.  These amounts include the fourth quarter gain on sale of the Company’s Ireland property portfolio discussed above and a full year GAAP and Core write down of $116.8 million and $139.5 million, respectively, relating to the Company’s interest in the regional mall portfolio, or $0.40 and $0.48 per diluted share, respectively.

“Our fourth quarter results were highlighted by contributions throughout our multi-cylinder platform, which brought our investment portfolio to a record size of over $17 billion. In our primary business line, commercial lending, we originated $2.2 billion this quarter, bringing our on balance sheet portfolio to a record $9.1 billion. We also added over $600 million of new loans to our infrastructure portfolio. Our residential lending platform continues to perform well, with over $1.4 billion of assets and the completion of our fifth securitization.  We continue to execute strategic joint ventures in our CMBS portfolio, the largest of which closed in the fourth quarter. This has allowed us to expand our named special servicing footprint.

We successfully completed the sale of our Ireland portfolio this quarter, realizing a Core gain of $83 million before a tax withholding adjustment.  We believe we still have over $800 million in unrealized gains remaining in our book, over $700 million of which relates to the four portfolios remaining in our property segment.  Following the successful refinancings of our medical office and first multifamily portfolios, we expect the yields on our stabilized property portfolio to be approximately 15%,” commented Jeffrey DiModica, President of Starwood Property Trust.

“Our balance sheet activity continues to create a very strong liquidity position headed into 2020,” added Barry Sternlicht, Chairman and CEO of Starwood Property Trust.  “We have a strong pipeline of investment opportunities across our business cylinders and will remain highly selective as to where we deploy capital. We intend to stay disciplined with the right side of our balance sheet but are in a prime position to take advantage of any future dislocations across our target asset classes.”

Dividend

On February 25, 2020, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending March 31, 2020. The dividend is payable on April 15, 2020 to common stockholders of record as of March 31, 2020.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a live webcast and conference call on Tuesday, February 25, 2020, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.  The webcast is available at www.starwoodpropertytrust.com in the investor relations section of the website.

To Participate via Telephone:

Dial in at least five minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  13698502

The playback can be accessed through March 3, 2020.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $61 billion of capital since inception and manages a portfolio of over $17 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended December 31, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$147,360	$24,611	$—	$5,130	$—	$177,101	$—	$177,101
Interest income from investment securities	18,817	3,755	—	29,651	—	52,223	(32,447)	19,776
Servicing fees	113	—	—	8,596	—	8,709	(2,187)	6,522
Rental income	—	—	71,996	10,186	—	82,182	—	82,182
Other revenues	324	19	118	388	—	849	(2)	847
Total revenues	166,614	28,385	72,114	53,951	—	321,064	(34,636)	286,428
Costs and expenses:
Management fees	368	—	—	18	42,480	42,866	39	42,905
Interest expense	50,106	13,579	19,696	8,469	29,086	120,936	(161)	120,775
General and administrative	8,855	4,636	838	25,172	3,252	42,753	85	42,838
Acquisition and investment pursuit costs	436	24	217	(200)	—	477	—	477
Costs of rental operations	1,166	—	24,524	5,418	—	31,108	—	31,108
Depreciation and amortization	396	68	22,483	4,300	—	27,247	—	27,247
Loan loss provision, net	570	3,314	—	—	—	3,884	—	3,884
Other expense	77	—	340	171	—	588	—	588
Total costs and expenses	61,974	21,621	68,098	43,348	74,818	269,859	(37)	269,822
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	71,548	71,548
Change in fair value of servicing rights	—	—	—	149	—	149	(1,481)	(1,332)
Change in fair value of investment securities, net	1,861	—	—	32,775	—	34,636	(34,798)	(162)
Change in fair value of mortgage loans held-for-sale, net	(6,375)	—	—	12,298	—	5,923	—	5,923
Earnings (loss) from unconsolidated entities	2,073	—	(71,824)	565	—	(69,186)	(532)	(69,718)
Gain on sale of investments and other assets, net	1,143	—	119,746	38,982	—	159,871	—	159,871
(Loss) gain on derivative financial instruments, net	(32,349)	(12)	2,673	9,347	(5,663)	(26,004)	—	(26,004)
Foreign currency gain (loss), net	34,367	307	44	(2)	—	34,716	—	34,716
Loss on extinguishment of debt	—	(3,136)	(4,745)	(651)	—	(8,532)	—	(8,532)
Other (loss) income, net	—	—	(100)	16	—	(84)	—	(84)
Total other income (loss)	720	(2,841)	45,794	93,479	(5,663)	131,489	34,737	166,226
Income (loss) before income taxes	105,360	3,923	49,810	104,082	(80,481)	182,694	138	182,832
Income tax provision	(40)	(657)	(135)	(4,020)	—	(4,852)	—	(4,852)
Net income (loss)	105,320	3,266	49,675	100,062	(80,481)	177,842	138	177,980
Net income attributable to non-controlling interests	—	—	(5,308)	(665)	—	(5,973)	(138)	(6,111)
Net income (loss) attributable to Starwood Property Trust, Inc.	$105,320	$3,266	$44,367	$99,397	$(80,481)	$171,869	$—	$171,869

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended December 31, 2019

(Amounts in thousands except per share data)

	Commercial
	and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$105,320	3,266	44,367	99,397	(80,481)	171,869
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	5,308	—	—	5,308
Non-cash equity compensation expense	1,161	992	83	1,765	5,788	9,789
Management incentive fee	—	—	—	—	18,117	18,117
Acquisition and investment pursuit costs	(826)	—	(89)	(329)	—	(1,244)
Depreciation and amortization	396	68	22,797	3,975	—	27,236
Loan loss provision, net	570	3,314	—	—	—	3,884
Interest income adjustment for securities	(32)	—	—	1,235	—	1,203
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Other non-cash items	—	—	(1,233)	(1,766)	153	(2,846)
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	6,375	—	—	(12,298)	—	(5,923)
Securities	(1,861)	—	—	(32,775)	—	(34,636)
Derivatives	32,443	16	(2,189)	(9,305)	6,519	27,484
Foreign currency	(34,367)	(307)	(44)	2	—	(34,716)
(Earnings) loss from unconsolidated entities	(2,073)	—	71,824	(565)	—	69,186
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	1,848	1	—	14,189	—	16,038
Securities	—	—	—	2,906	—	2,906
Derivatives	(7,300)	210	14,981	6,961	—	14,852
Foreign currency	5,347	(83)	44	(2)	—	5,306
Earnings (loss) from unconsolidated entities	1,773	—	(70,557)	1,618	—	(67,166)
Sales of properties	—	—	(74,878)	(12,062)	—	(86,940)
Core Earnings (Loss)	$108,774	$7,477	$10,414	$62,946	$(50,150)	$139,461
Core Earnings (Loss) per Weighted Average Diluted Share	$0.37	$0.02	$0.04	$0.21	$(0.17)	$0.47

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the year ended December 31, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$610,316	$99,580	$—	$14,117	$—	$724,013	$—	$724,013
Interest income from investment securities	81,255	6,318	—	117,663	—	205,236	(128,607)	76,629
Servicing fees	423	—	—	69,962	—	70,385	(16,089)	54,296
Rental income	—	—	287,094	50,872	—	337,966	—	337,966
Other revenues	1,038	751	409	1,317	26	3,541	(26)	3,515
Total revenues	693,032	106,649	287,503	253,931	26	1,341,141	(144,722)	1,196,419
Costs and expenses:
Management fees	1,495	—	—	72	117,404	118,971	161	119,132
Interest expense	222,118	62,836	76,838	33,621	113,964	509,377	(648)	508,729
General and administrative	29,481	18,260	6,232	87,115	13,681	154,769	343	155,112
Acquisition and investment pursuit costs	1,351	75	217	(587)	—	1,056	—	1,056
Costs of rental operations	2,691	—	95,370	24,921	—	122,982	—	122,982
Depreciation and amortization	1,091	83	92,561	19,587	—	113,322	—	113,322
Loan loss provision, net	2,616	4,510	—	—	—	7,126	—	7,126
Other expense	307	—	1,693	365	—	2,365	—	2,365
Total costs and expenses	261,150	85,764	272,911	165,094	245,049	1,029,968	(144)	1,029,824
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	236,309	236,309
Change in fair value of servicing rights	—	—	—	(1,468)	—	(1,468)	(2,172)	(3,640)
Change in fair value of investment securities, net	(1,084)	—	—	89,206	—	88,122	(87,289)	833
Change in fair value of mortgage loans held-for-sale, net	10,462	—	—	61,139	—	71,601	—	71,601
Earnings (loss) from unconsolidated entities	10,649	—	(114,362)	4,166	—	(99,547)	(1,807)	(101,354)
Gain on sale of investments and other assets, net	4,619	3,041	119,746	60,622	—	188,028	—	188,028
(Loss) gain on derivative financial instruments, net	(20,325)	(3,349)	(1,284)	(7,414)	26,062	(6,310)	—	(6,310)
Foreign currency gain (loss), net	17,342	205	37	(2)	—	17,582	—	17,582
Loss on extinguishment of debt	(857)	(11,357)	(4,745)	(845)	(1,466)	(19,270)	—	(19,270)
Other (loss) income, net	—	(50)	(100)	16	(73)	(207)	—	(207)
Total other income (loss)	20,806	(11,510)	(708)	205,420	24,523	238,531	145,041	383,572
Income (loss) before income taxes	452,688	9,375	13,884	294,257	(220,500)	549,704	463	550,167
Income tax (provision) benefit	(4,818)	89	(393)	(8,110)	—	(13,232)	—	(13,232)
Net income (loss)	447,870	9,464	13,491	286,147	(220,500)	536,472	463	536,935
Net income attributable to non-controlling interests	(392)	—	(21,630)	(4,786)	—	(26,808)	(463)	(27,271)
Net income (loss) attributable to Starwood Property Trust, Inc.	$447,478	$9,464	$(8,139)	$281,361	$(220,500)	$509,664	$—	$509,664

Reconciliation of Net Income to Core Earnings

For the year ended December 31, 2019

(Amounts in thousands except per share data)

	Commercial
	and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$447,478	9,464	(8,139)	281,361	(220,500)	509,664
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	21,630	—	—	21,630
Non-cash equity compensation expense	3,918	2,683	312	6,582	22,697	36,192
Management incentive fee	—	—	—	—	20,165	20,165
Acquisition and investment pursuit costs	(882)	2	(355)	(780)	(356)	(2,371)
Depreciation and amortization	1,091	83	93,864	18,156	—	113,194
Loan loss provision, net	2,616	4,510	—	—	—	7,126
Interest income adjustment for securities	(617)	—	—	15,933	—	15,316
Extinguishment of debt, net	—	—	—	—	(1,950)	(1,950)
Other non-cash items	—	—	(1,798)	(1,067)	623	(2,242)
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	(10,462)	—	—	(61,139)	—	(71,601)
Securities	1,084	—	—	(89,206)	—	(88,122)
Derivatives	20,680	3,353	6,268	7,536	(26,396)	11,441
Foreign currency	(17,342)	(205)	(37)	2	—	(17,582)
(Earnings) loss from unconsolidated entities	(10,649)	—	114,362	(4,166)	—	99,547
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	9,028	(984)	—	63,908	—	71,952
Securities	970	—	—	14,608	—	15,578
Derivatives	(5,500)	(1,186)	17,238	(10,153)	—	399
Foreign currency	622	(1,081)	37	7	—	(415)
Earnings (loss) from unconsolidated entities	8,851	—	(139,462)	15,812	—	(114,799)
Sales of properties	—	—	(74,878)	(19,359)	—	(94,237)
Core Earnings (Loss)	$450,886	$16,639	$29,042	$238,035	$(205,717)	$528,885
Core Earnings (Loss) per Weighted Average Diluted Share	$1.54	$0.05	$0.10	$0.81	$(0.70)	$1.80

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of December 31, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$26,278	$2,209	$30,123	$61,693	$356,864	$477,167	$1,221	$478,388
Restricted cash	36,135	41,967	7,171	10,370	—	95,643	—	95,643
Loans held-for-investment, net	9,187,332	1,397,448	—	1,294	—	10,586,074	—	10,586,074
Loans held-for-sale	605,384	119,528	—	159,238	—	884,150	—	884,150
Investment securities	992,974	45,153	—	1,177,148	—	2,215,275	(1,405,037)	810,238
Properties, net	26,834	—	2,029,024	210,582	—	2,266,440	—	2,266,440
Intangible assets	—	—	47,303	64,644	—	111,947	(26,247)	85,700
Investment in unconsolidated entities	46,921	25,862	—	32,183	—	104,966	(20,637)	84,329
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	14,718	7	3	7	14,208	28,943	—	28,943
Accrued interest receivable	45,996	3,134	133	2,388	13,242	64,893	(806)	64,087
Other assets	59,170	6,101	82,910	54,238	8,911	211,330	(7)	211,323
VIE assets, at fair value	—	—	—	—	—	—	62,187,175	62,187,175
Total Assets	$11,041,742	$1,760,818	$2,196,667	$1,914,222	$393,225	$17,306,674	$60,735,662	$78,042,336
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$30,594	$6,443	$48,370	$73,021	$53,494	$211,922	$84	$212,006
Related-party payable	—	—	—	5	40,920	40,925	—	40,925
Dividends payable	—	—	—	—	137,427	137,427	—	137,427
Derivative liabilities	7,698	750	—	292	—	8,740	—	8,740
Secured financing agreements, net	5,038,876	1,217,066	1,698,334	574,507	391,215	8,919,998	(13,950)	8,906,048
Collateralized loan obligations, net	928,060	—	—	—	—	928,060	—	928,060
Unsecured senior notes, net	—	—	—	—	1,928,622	1,928,622	—	1,928,622
VIE liabilities, at fair value	—	—	—	—	—	—	60,743,494	60,743,494
Total Liabilities	6,005,228	1,224,259	1,746,704	647,825	2,551,678	12,175,694	60,729,628	72,905,322
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,874	2,874	—	2,874
Additional paid-in capital	1,522,360	529,668	208,650	(123,210)	2,995,064	5,132,532	—	5,132,532
Treasury stock	—	—	—	—	(104,194)	(104,194)	—	(104,194)
Accumulated other comprehensive income (loss)	50,996	—	—	(64)	—	50,932	—	50,932
Retained earnings (accumulated deficit)	3,463,158	6,891	5,431	1,194,998	(5,052,197)	(381,719)	—	(381,719)
Total Starwood Property Trust, Inc. Stockholders’ Equity	5,036,514	536,559	214,081	1,071,724	(2,158,453)	4,700,425	—	4,700,425
Non-controlling interests in consolidated subsidiaries	—	—	235,882	194,673	—	430,555	6,034	436,589
Total Equity	5,036,514	536,559	449,963	1,266,397	(2,158,453)	5,130,980	6,034	5,137,014
Total Liabilities and Equity	$11,041,742	$1,760,818	$2,196,667	$1,914,222	$393,225	$17,306,674	$60,735,662	$78,042,336